SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

RevenueShares ETF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1.	Title of each class of securities to which transaction applies:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY MATERIALS

RevenueShares Large Cap Fund
RevenueShares Mid Cap Fund
 RevenueShares Small Cap Fund
 RevenueShares Financials Sector Fund
 RevenueShares ADR Fund
 RevenueShares Navellier Overall A-100 Fund
 RevenueShares Ultra Dividend Fund
 RevenueShares Global Growth Fund

each, a series of

REVENUESHARES ETF TRUST

Dear Shareholder:

The enclosed proxy materials relate to two separate meetings (each, a “Meeting” and collectively, the “Meetings”) of shareholders (“Shareholders”) of certain series (each, a “Fund” and collectively, the “Funds”) of RevenueShares ETF Trust (the “Trust”) to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on November 13, 2015. The first Meeting will be held at 2:00 p.m. Eastern time, and relates to proposal 1, as it applies to all Funds except the RevenueShares Financials Sector Fund, and proposal 2, which applies to all Funds.  The second Meeting will be held at 2:30 p.m. Eastern time and relates to proposal 1, as it applies to RevenueShares Financials Sector Fund.  As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on September 4, 2015, VTL Associates, LLC (“VTL”), each Fund’s current investment adviser, entered into an agreement with OppenheimerFunds, Inc. (“OFI”) whereby OFI will acquire VTL (the “Transaction”).  The Transaction, when consummated, will constitute a change in control of VTL and cause the Funds’ current investment advisory agreement (the “Current Agreement”) with VTL to terminate.

To provide for continuity in the operation of the Funds, we are asking the Shareholders of each Fund to approve a new investment advisory agreement to be entered into with VTL (the “New Agreement”). Under the New Agreement, VTL will provide substantially the same services as under the Current Agreement at the same advisory fee rate schedule, and will also provide the portfolio management previously provided by Index Management Solutions, LLC (“IMS”), the sub-adviser to each Fund and a wholly owned subsidiary of VTL.  Each Fund’s investment objective will not change as a result of the Transaction, and the investment advisory personnel of VTL and IMS who currently manage the Funds are expected to continue to do so as employees of VTL after the Transaction. The Transaction will not change the names of the Funds or alter the number of shares you own in a Fund.

The board of trustees of the Trust (the “Board”) has unanimously approved the New Agreement in respect of each Fund and unanimously recommends that Shareholders vote FOR its approval.

In addition, at the first Meeting, shareholders of each Fund are also being asked to elect a new board of trustees of the Trust (the “New Board”). Each nominee for the New Board currently serves as a trustee of certain other open-end funds advised by OFI. If these nominees are elected, they would replace the Funds’ current trustees.

The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy.  Everything you need is enclosed.  Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, AST Fund Solutions, LLC, may contact you.  This will ensure that your vote is counted even if you cannot attend the Meeting(s) in person.   If you have any questions about the proposals or the voting instructions, please call AST Fund Solutions, LLC at 866-387-9392.  Representatives are available to assist you Monday through Friday, 9:00 a.m. – 10:00 p.m. Eastern time.

Very truly yours,

/s/ Vincent T. Lowry
Vincent T. Lowry
President and Chairman
October 2, 2015

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.

Below is a brief overview of the subject of the shareholder vote. Your vote is important, no matter how large or small your holdings may be.  Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposals (each a “Proposal” and collectively, the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.  What are the Proposals being considered at the meetings of shareholders?

At two separate meetings (each, a “Meeting” and collectively, the “Meetings”), the shareholders (“Shareholders”) of certain series (each a “Fund” and collectively, the “Funds”) of RevenueShares ETF Trust (the “Trust”) are being asked to:

1.
Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and VTL Associates, LLC (“VTL”), the current investment adviser to each Fund. Appendix A contains the form of the New Agreement.  (Shareholders of each Fund except the RevenueShares Financials Sector Fund will vote on Proposal 1 at the first Meeting, and Shareholders of the RevenueShares Financials Sector Fund will vote on Proposal 1 at the second Meeting).

2.	To elect a Board of Trustees of the Trust (the “Board”). (Shareholders of each Fund will vote on Proposal 2 at the first Meeting).

Q.  Why am I being asked to vote on the New Agreement for my Fund?

A.  As discussed in more detail in the enclosed Proxy Statement, on September 4, 2015, VTL entered into an agreement with OppenheimerFunds, Inc. (“OFI”), whereby OFI will acquire VTL (the “Transaction”), subject to certain conditions. VTL and OFI are registered with the U.S. Securities and Exchange Commission as investment advisers.

The parties expect the Transaction to be completed sometime during the fourth quarter of 2015 (“Closing”) or as soon as practicable thereafter. Upon Closing, the investment advisory agreement currently in effect between the Trust and VTL (the “Current Agreement”) will automatically terminate. Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Fund are being asked to approve the New Agreement. The Proxy Statement provides additional information about VTL and Proposal 1. If Shareholders approve Proposal 1, Proposal 1 will become effective upon the later of the Closing or the approval of the Proposal. If the Transaction is not consummated, Proposal 1 will not become effective.

Q.  Why am I being asked to elect a Board?

A.  The nominees for election to serve as members of the Board (each, a “Nominee”) are Sam Freedman, Jon S. Fossel, Richard F. Grabish, Beverly L. Hamilton, Victoria J. Herget, Robert J. Malone, F. William Marshall, Jr., Karen L. Stuckey, James D. Vaughn, and Arthur P. Steinmetz.  Each of the 10 Nominees currently serves as a trustee to certain other open-end funds advised by OFI. If these Nominees are elected and the Transaction is consummated, they would replace the current Board. Changing the composition of the Board, should the Nominees be elected and the Transaction is consummated, will conform the Board’s composition to the boards of trustees to certain of the other funds that OFI currently manages. The Board has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced with the oversight of investment companies, and with OFI and the OFI fund complex.

Q.  What role does the Board play?  How are Board members affiliated with VTL?

A.  Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds.  Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests.  Nine of the 10 Nominees are “independent,” meaning the nine Nominees have no affiliation with the Funds (other than their positions on the Board), nor with OFI or VTL, and receive compensation solely from the Trust.

Q. How does the Board recommend that I vote in connection with the Proposals for my Fund?

A. After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.

Q.  Why are you sending me this information?

A.  You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on these very important Proposals concerning your investment.

Q. What will happen if Shareholders do not approve the New Agreement?

A. The completion of the Transaction is subject to certain terms and conditions, including obtaining the consent to the Transaction by a certain percentage of VTL’s clients representing a specified percentage of the annualized revenue of VTL, which includes Shareholder approval of the New Agreement. If the New Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders. The approval of a New Agreement by the Shareholders of one Fund is not contingent upon the approval of a New Agreement by the Shareholders of any other Fund.

Q.  What will happen if the Transaction is completed before Shareholders of a Fund have approved Proposal 1?

A. In the event that the consummation of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the Investment Company Act of 1940, as amended (“1940 Act”), which permits the Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act) to approve and enter into an interim advisory agreement pursuant to which an interim adviser may serve as investment adviser to a Fund for up to 150 days following the termination of the Current Agreement.

Q.  How will the Transaction affect me as a Fund Shareholder?

A.  Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund.  Under the New Agreement, VTL will provide substantially the same services as under the Current Agreement at the same advisory fee rate schedule. The portfolio managers who currently provide day-to-day management of the Funds through Index Management Solutions, LLC (“IMS”), the current sub-adviser to each Fund and a wholly owned subsidiary of VTL, will continue to manage the Funds as employees of VTL. Accordingly, there are no anticipated changes in the portfolio managers of the Funds in connection with the Transaction.

Potential benefits to the Funds as a result of the Transaction include OFI’s intention to devote additional business resources to the Funds and increased distribution capabilities attendant to the appointment of OppenheimerFunds Distributors, Inc. (“OFDI”) as the Funds’ principal underwriter, pursuant to a Distribution Agreement that the Board approved on September 21, 2015. Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve economies of scale.

Q.  Will the portfolio managers of my Fund change?

A.  There are no anticipated changes to the Funds’ portfolio managers in connection with the Transaction. VTL intends to retain the IMS investment team and portfolio managers who perform or oversee the Funds’ investment programs, as long as they choose to remain employees of VTL.

Q.  Will the fees payable under the New Agreement increase as a result of the Transaction?

A.  No. The Proposal to approve the New Agreement does not seek any increase in fees.

Q.  Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.  No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement or the Transaction, including proxy solicitation, will be borne by VTL and OFI.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meetings described in the Proxy Statement. If you wish to attend a Meeting, please notify us by calling 866-387-9392.  Shareholders of record at the close of business on September 30, 2015 are entitled to attend the Meetings.  Eligible shareholders who intend to attend the Meetings in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of September 30, 2015, and a valid picture identification, such as a driver’s license or passport, for admission to the Meetings. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meetings in order to vote in person.

Q.  Why is there more than one proxy card enclosed?

A.  If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.

Q.  Whom should I call for additional information about this Proxy Statement?

A.    If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions, LLC, at 866-387-9392.  Representatives are available to assist you Monday through Friday, 9:00 a.m. – 10:00 p.m. Eastern time.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS
 DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF MEETING OF SHAREHOLDERS
To be held on November 13, 2015

RevenueShares Large Cap Fund
RevenueShares Mid Cap Fund
 RevenueShares Small Cap Fund
 RevenueShares Financials Sector Fund
 RevenueShares ADR Fund
 RevenueShares Navellier Overall A-100 Fund
 RevenueShares Ultra Dividend Fund
 RevenueShares Global Growth Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 13, 2015:
This proxy statement is available at http://www.revenueshares.com/.

To the shareholders (the “Shareholders”) of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of RevenueShares ETF Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on November 13, 2015 at 2:00 p.m. Eastern time.  At the Meeting, Shareholders will be asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”), as described in the accompanying proxy statement (“Proxy Statement”):

1.	To approve a new investment advisory agreement for each Fund (except the RevenueShares Financials Sector Fund).

2.	To elect a Board of Trustees of the Trust (“Board”).

YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

The Proposals are discussed in greater detail in the enclosed Proxy Statement.  You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on September 30, 2015 (“Record Date”).  If you attend the Meeting, you may vote your shares in person.  Please contact us if you plan to attend the Meeting by calling 866-387-9392.  Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting.  Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board.

/s/ Jennifer L. Fox
Jennifer L. Fox
Secretary
October 2, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

NOTICE OF MEETING OF SHAREHOLDERS
To be held on November 13, 2015

 RevenueShares Financials Sector Fund

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 13, 2015:
This proxy statement is available at http://www.revenueshares.com/.

To the shareholders (the “Shareholders”) of RevenueShares Financials Sector Fund (the “Fund”), a series of RevenueShares ETF Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a second meeting of Shareholders of the RevenueShares Financials Sector Fund (the “Meeting”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on November 13, 2015 at 2:30 p.m. Eastern time.  At the Meeting, Shareholders will be asked to consider and act upon a proposal to approve a new investment advisory agreement for the Fund (the “Proposal”), as described under Proposal 1 in the accompanying proxy statement (“Proxy Statement”):

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The Proposal is discussed in greater detail in the enclosed Proxy Statement.  You are entitled to vote at the Meeting if you owned shares of the Fund at the close of business on September 30, 2015 (“Record Date”).  If you attend the Meeting, you may vote your shares in person.  Please contact us if you plan to attend the Meeting by calling 866-387-9392.  Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting.  Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.  Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board of Trustees.

/s/ Jennifer L. Fox
Jennifer L. Fox
Secretary
October 2, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

For

RevenueShares Large Cap Fund
RevenueShares Mid Cap Fund
 RevenueShares Small Cap Fund
 RevenueShares Financials Sector Fund
 RevenueShares ADR Fund
 RevenueShares Navellier Overall A-100 Fund
 RevenueShares Ultra Dividend Fund
 RevenueShares Global Growth Fund

each, a series of

REVENUESHARES ETF TRUST

Dated October 2, 2015

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 13, 2015:
This proxy statement is available at http://www.revenueshares.com/.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at two separate meetings (each, a “Meeting” and collectively, the “Meetings”) of shareholders (“Shareholders”) of the above-listed series of RevenueShares ETF Trust (the “Trust”).  Each of the above-listed series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.”  The Board of Trustees of the Trust (the “Board”) called the Meetings to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), which are described more fully below:

Proposal	Who votes on the Proposal?
First Meeting
1.To approve a new investment advisory agreement for each Fund except the RevenueShares Financials Sector Fund.	Shareholders of each Fund except the RevenueShares Financials Sector Fund, voting separately from Shareholders of each other Fund.
2.To elect a board of trustees for the Trust (the “New Board”).	Shareholders of each Fund, with shareholders of all Funds of the Trust voting collectively.
Second Meeting
1.To approve a new investment advisory agreement for the RevenueShares Financials Sector Fund.	Shareholders of the RevenueShares Financials Sector Fund.

The principal office of the Trust is located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA 19103.  You can reach the office of the Trust by telephone by calling 1-888-854-8181.  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meetings will be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on November 13, 2015. The first Meeting will be held at 2:00 p.m. Eastern time, and the second Meeting will be held at 2:30 p.m. Eastern time. Only Board members, officers of the Trust, VTL Associates, LLC (“VTL”), investment adviser to each Fund, and Index Management Solutions, LLC (“IMS”), sub-adviser to each Fund, and Shareholders of record on September 30, 2015 (the “Record Date”) will be admitted to the Meetings.  Eligible shareholders who intend to attend the Meetings in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meetings. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies.  This Proxy Statement is first being sent to Shareholders on or about October 6, 2015.

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at 1-888-854-8181 or by correspondence addressed to One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA 19103. Copies are also available at www.revenueshares.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary.  The Trust will promptly send, at no cost, a separate copy of the Proxy Statement to any Shareholder upon request.  To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-888-854-8181.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETINGS, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

PROPOSAL 1:  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

(Shareholders of all Funds except RevenueShares Financials Sector Fund vote on Proposal 1 at the first Meeting, and Shareholders of RevenueShares Financials Sector Fund vote on Proposal 1 at the second Meeting).

You are being asked to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and VTL (the “New Agreement”).  Appendix A contains the form of the New Agreement.  On September 4, 2015, VTL, the current investment adviser to each Fund, entered into an agreement (the “Acquisition Agreement”) with OppenheimerFunds, Inc. (“OFI”), pursuant to which OFI will acquire VTL (the “Transaction”). Pursuant to the Acquisition Agreement, OFI will acquire all of the equity interests of VTL.

The Board is proposing the approval of the New Agreement because the current investment advisory agreement for each Fund (the “Current Agreement”) will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Agreement terminates automatically upon its “assignment,” which includes a change in control of an investment adviser.  The completion of the Transaction will result in a change in control of VTL, and thus the assignment and automatic termination of the Current Agreement. Shareholders of each Fund are therefore being asked to approve the New Agreement. The New Agreement would become effective for a Fund only if approved by the Shareholders of that Fund and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to take place during the fourth quarter of 2015 or as soon as practicable thereafter, if the Transaction is not completed or the Acquisition Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect.

Description of the Transaction

The completion of the Transaction is subject to certain terms and conditions, including obtaining the consent to the Transaction by a certain percentage of VTL’s clients representing a specified percentage of the annualized revenue of VTL, which includes Shareholder approval of the New Agreement, and the election of the New Board under Proposal 2. As part of the Transaction, the Board approved a new distribution agreement for the Funds with OppenheimerFunds Distributors, Inc. (“OFDI”) (the “Distribution Agreement”), which will become effective upon Closing.  The Board also approved an employee of OFI to be the Trust’s new Chief Compliance Officer (“CCO”), effective upon Closing. OFI has no current plans to change any of the other service providers to the Funds, although OFI reserves the right to request that the New Board do so in the future.  There is no anticipated change in the Funds’ portfolio managers in connection with the Transaction.  VTL intends to retain the IMS investment team and portfolio managers overseeing the Funds’ investment programs, so long as such personnel choose to remain employed by VTL.  Potential benefits to the Funds as a result of the Transaction include OFI’s intention to devote additional business resources to the Funds, and increased distribution capabilities attendant to the appointment of OFDI as the Funds’ principal underwriter. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders. However, it is also possible that Fund assets will not grow and the Funds will not achieve economies of scale.

Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, VTL and OFI anticipate that the Closing will take place during the fourth quarter of 2015 or as soon as practicable thereafter.

Post-Transaction Structure and Operations

As noted above, upon the Closing, VTL will continue to be the investment adviser to the Funds. Upon the Closing, IMS, the sub-adviser to each Fund and a wholly owned subsidiary of VTL, will transfer all personnel and investment advisory functions to VTL, and will no longer serve as sub-adviser to the Funds. It is expected that the Funds’ current portfolio managers will continue as employees of VTL and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of VTL.  In the event that they choose not to remain employed by VTL, VTL and OFI will identify appropriate replacements.  The Trust, OFI and VTL currently do not anticipate any changes to the organization and structure of the Trust. The New Board, if elected under Proposal 2, will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as VTL) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied.  The first condition is that during the three-year period following the Closing, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is VTL.  The Board does not currently meet this test, but the New Board is expected to do so after the Closing if elected under Proposal 2.  Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction.  An “unfair burden” includes any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services).  OFI has agreed that it will, and will cause each of its affiliates to, conduct their business to the extent within their control to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services provided by VTL to each Fund.

The New Agreement

The New Agreement is similar to the investment advisory agreements used by other funds OFI manages.  Under the New Agreement, VTL will provide substantially the same services as under the Current Agreement at the same advisory fee rate schedule. Appendix A contains the form of the New Agreement.  The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A.  The key features of the New Agreement and Current Agreement are described below.

Investment Management Services.  Under the New Agreement, VTL, as investment adviser, would provide substantially the same investment management services that it performs under the Current Agreement.  The Current Agreement generally provides that, subject to the direction of the Board and the officers of the Trust, VTL will, either directly or by employing suitable sub-advisers: (a) manage the investment and reinvestment of each Fund’s assets; (b) make decisions as to what securities to purchase and sell on behalf of each Fund, and record and implement such decisions; (c) furnish the Board with information regarding the Funds’ investments as VTL deems appropriate or as the Board may reasonably request; (d) place and execute Fund orders for the purchase and sale of portfolio securities with broker-dealers; and (e) provide office space and facilities, for which the Trust will reimburse VTL for rent and other expenses thereby incurred.

The New Agreement generally provides that, subject to the direction and control of the Board, VTL will (a) regularly provide investment advice and recommendations to each Fund with respect to its investments, investment policies and the purchase and sale of securities; (b) supervise continuously the investment program of each Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (c) arrange for the purchase of investments for each Fund and sale of investments held in the portfolio of the Fund; (d) consult with any trustees and officers with respect to any matters dealing with the business and affairs of the Trust; (e) provide and supervise the activities of all administrative and clerical personnel required to perform effective corporate administration for each Fund; and (f) provide the Trust, at VTL’s own expense, with adequate office space, facilities and equipment. Like the Current Agreement, the New Agreement also permits for the appointment of a sub-adviser to perform investment advisory services.

Best Execution and Soft Dollars.  While the New Agreement and the Current Agreement generally contain comparable provisions regarding the execution of portfolio transactions, the New Agreement authorizes VTL to employ or deal with firms, including affiliated broker-dealers which may, in VTL’s best judgment, implement the policy of the Funds to obtain, at reasonable expense, the best execution of the Funds’ portfolio transactions as well as the benefit of such investment information or research as may be of significant assistance to the performance by VTL of its investment management functions. Under the Current Agreement for the Funds, VTL, in selecting brokers or dealers (which may include affiliates of VTL) may place and execute orders for the purchase of portfolio securities subject to obtaining the best price and execution reasonably available. While the New Agreement and the Current Agreement for the Funds both authorize the use of soft dollars, the New Agreement is more specific as to the responsibilities of VTL in making the determination that a commission is reasonable in relation to the value of the brokerage and/or research services provided. Additionally, the New Agreement states that VTL does not have a duty to seek advance competitive bidding for the most favorable commission rate, while the Current Agreement does not explicitly contain comparable provisions.

Fees.  Pursuant to the Current Agreement, VTL is entitled to an annual fee from each Fund and the other series of the Trust. There will be no change in the fees applicable to any Fund under the New Agreement.  Management fee information for each Fund is listed in Section 5 of the Form of New Agreement in Appendix A.  Appendix B lists the amount of investment management fees that each Fund paid to VTL for the last fiscal year.

The Trust and VTL have entered into a written fee waiver and expense reimbursement agreement (“Current Expense Limitation Agreement”) pursuant to which VTL has agreed to waive all or a portion of its fees and/or reimburse expenses to the extent necessary to keep fund expenses (excluding any taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) for each Fund from exceeding a certain percentage of each Fund’s daily net assets. Except with respect to the RevenueShares Global Growth Fund, amounts waived and/or reimbursed pursuant to the Current Expense Limitation Agreement are not subject to subsequent recapture by VTL. The Board recently approved a new fee waiver and expense reimbursement agreement (“2015 Expense Limitation Agreement”) whereby amounts waived and/or reimbursed pursuant to the 2015 Expense Limitation Agreement for each Fund are subject to subsequent recapture by VTL. In connection with the New Agreement, the Trust and VTL have entered into a new written fee waiver and expense reimbursement agreement (“New Expense Limitation Agreement”) substantially similar to the 2015 Expense Limitation Agreement. The New Expense Limitation Agreement will remain in effect and be contractually binding for a period of two years following the Closing.

Allocation of Charges and Expenses.  Both the Current Agreement and New Agreement provide that members and employees of VTL may be trustees, officers or employees of the Trust.  VTL will not be required to pay any investment advisory related expenses of each Fund other than those specifically allocated to it in the Current Agreement and New Agreement.  Both the Current Agreement and New Agreement include as a Trust expense only the expenses of printing and mailing reports and notices to Shareholders.

Unlike the Current Agreement, the New Agreement does not require the Trust to bear the expense of the maintenance of its compliance program and the compensation of its compliance officer(s); the maintenance of its own books, records and procedures; and miscellaneous office expenses. The New Agreement, unlike the Current Agreement, does not require the Trust to bear expenses relating to the preparation, filing and printing of its prospectus, statement of additional information and sales literature. Unlike the Current Agreement, the New Agreement requires VTL, at its own cost and expense, to provide the Trust with adequate office space, facilities and equipment. The New Agreement also specifically provides that VTL shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Funds.

The New Agreement explicitly includes the following as Trust expenses that are not explicitly stated in the Current Agreement: premiums for fidelity and other insurance coverage requisite to its operations; fees and expenses of its trustees other than those associated or affiliated with VTL; transfer agent fees and expenses; expenses of printing and mailing proxy materials to Shareholders; extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and obligation which the Trust may have on behalf of the Fund to indemnify its officers and trustees with respect thereto. All of these expenses have been borne by the Trust under the Current Agreement as part of conducting its own business and affairs.

Limitation on Liability.  Both the Current and New Agreements provide that VTL may be held liable where VTL acts with willful misfeasance, bad faith, gross negligence or reckless disregard. Specifically, the Current Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to a Fund, VTL shall not be liable to the Trust, a Fund or to any Trustee or Shareholder for any loss or damage arising from any action or omission in the course of, or connected with, rendering services under the Current Agreement or for any losses sustained in the purchase, holding or sale of any investment or security, or otherwise. The New Agreement provides that nothing shall be deemed to protect VTL from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the New Agreement, and VTL shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matter to which the New Agreement relates.

Duration.  If approved by Shareholders of a Fund, then the New Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a “majority of the outstanding voting securities” of the Fund, and (ii) the vote of a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.  The Current Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination.  The New Agreement may be terminated at any time without the payment of any penalty by (i) the Trust’s board of trustees, or by vote of holders of a 1940 Act Majority of Fund shares upon sixty (60) days’ written notice to VTL, or (ii) by VTL upon sixty (60) days’ written notice to the Trust.  The New Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).  The Current Agreement contains the same termination provisions.

Amendments. Both the Current Agreement and the New Agreement require that amendments be approved as required by the 1940 Act, which generally requires approval of a majority of trustees who are not parties to such agreement or interested persons of any such party, and also generally requires for material amendments a vote or written consent of a “majority of the outstanding voting securities” of the Fund.

Additional Information.  VTL serves as the Funds’ investment adviser under the Current Agreement with the Trust.   The Current Agreement became effective for each Fund when it was approved by the initial shareholder before the public offering and sale of that Fund as shown in the table below. The Current Agreement was last approved for continuance for each Fund by the Board, including a majority of the Independent Trustees, on November 18, 2014.  A discussion of the basis for the Board’s approval of the Current Agreement at the November 18, 2014 Board meeting is available in the Trust’s semi-annual report to Shareholders for the fiscal period ended December 31, 2014.

Fund	Effective Date of Current Agreement
RevenueShares Large Cap Fund RevenueShares Mid Cap Fund RevenueShares Small Cap Fund	January 25, 2008
RevenueShares Financials Sector Fund RevenueShares ADR Fund RevenueShares Navellier Overall A 100 Fund	August 15, 2008
RevenueShares Ultra Dividend Fund	May 23, 2013
RevenueShares Global Growth Fund	November 18, 2014

VTL will continue to provide investment advisory services if the New Agreement is approved.  VTL currently does not provide investment management services to other registered funds that have investment objectives similar to those of the Funds.

Interim Advisory Agreement. In the event that the consummation of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which VTL would serve as an interim adviser to a Fund for up to 150 days following the termination of the Current Agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, would need to determine that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement; (B) the compensation to be received by VTL as the interim adviser under the Interim Advisory Agreement is no greater than the compensation VTL would have received under the Current Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Agreement except differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Advisory Agreement will include:

(i) the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Current Agreement or the effectiveness of the New Agreement;

(ii) the Board or a 1940 Act Majority of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to VTL as the interim adviser;

(iii) the compensation earned by VTL as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;

(iv) if a 1940 Act Majority of a Fund’s outstanding shares approve such Fund’s New Agreement by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to VTL as the interim adviser; and

(v) if a 1940 Act Majority of a Fund’s outstanding shares do not approve such Fund’s New Agreement, then VTL as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved the Interim Advisory Agreements for the Funds and there can be no guarantee that it will do so in the future. In the event that the New Agreement is not approved by each Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders.

Board Considerations in Approving the New Agreement

At in-person meetings of the Independent Trustees and the Board held on August 19, 2015, September 18, 2015 (Independent Trustees and their counsel only) and September 21, 2015 (the “Board Meetings”), the Board, including the Independent Trustees, discussed and approved the New Agreement between VTL and the Trust, on behalf of each Fund, and determined to recommend that Shareholders approve the New Agreement. The Independent Trustees had requested and been provided with detailed materials relating to OFI, VTL and the Transaction in advance of the Board Meetings. The Independent Trustees met in executive session with their independent legal counsel during the Board Meetings to discuss the proposed Transaction and its possible effect on the Funds.  At the Board Meetings, representatives of OFI and VTL responded to questions from the Board, and discussed, among other things, the strategic rationale for the Transaction and OFI’s general plans and intentions regarding VTL. The Board, including the Independent Trustees, evaluated the terms of the New Agreement, reviewed the information provided by OFI and VTL in connection with the consideration of approving the New Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Trustees in evaluating and approving the New Agreement.

In connection with the Board’s review of the New Agreement, VTL and OFI advised the Trustees about a variety of matters, including the following:

•
No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management or other Shareholder services.

•	No material changes are currently contemplated in the management, operation or key personnel of VTL.
•	The IMS investment personnel who currently manage the Funds would continue to do so after the Transaction as employees of VTL.
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OFI has agreed that it will, and will cause each of its affiliates to, conduct their business to the extent within their control to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In addition to the information provided by VTL and OFI as described above, the Board also considered, among other factors, the following:

•	The reputation, financial strength, and resources of OFI.
•	OFI’s experience and success with past acquisitions.
•	The terms and conditions of the New Agreement, including that each Fund’s contractual fee rates under the New Agreement will remain the same.
•	VTL will continue to have after the Transaction the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund.
•
The management fees paid by each Fund after the Transaction represent reasonable compensation to VTL in light of the services to be provided, the costs to VTL of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information provided by Lipper Inc. (“Lipper”), an independent third party) and such other matters that the Board considered relevant in the exercise of its reasonable judgment.

•
VTL and OFI have agreed to pay all expenses of the Funds in connection with the Board’s consideration of the New Agreement and related agreements, and all costs of this proxy solicitation. As a result, the Funds will bear no costs in obtaining Shareholder approval of the New Agreement.

In considering whether to approve the New Agreement on behalf of the Funds, the Board reviewed the materials provided for the Board Meetings, including: (i) a copy of the New Agreement; (ii) information describing the nature, quality and extent of the services that VTL and OFI expect to provide to the Funds; (iii) information concerning the financial condition, businesses, operations and compliance programs of VTL and OFI; and (iv) a copy of the current Form ADV for VTL and OFI. The Board also considered the information presented at Board Meetings throughout the year. In addition, the Board received a report prepared by Lipper, comparing the advisory fees, expenses and performance of the Funds with the fees, expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. In making its decision to approve the New Agreement, the Board, including the Independent Trustees, concluded that the information furnished was sufficient to form a reasonable business judgment for approval of the New Agreement.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services provided and expected to be provided to each Fund by VTL; (ii) the personnel and operations of VTL; (iii) the investment performance of the Funds; (iv) the expected profitability to VTL under the New Agreement; (v) any “fall-out” benefits to VTL or OFI (i.e., the ancillary benefits realized due to a relationship with the Trust); and (vi) possible conflicts of interest. The following are among the primary factors taken into account by the Board in approving the New Agreement.

The nature, extent, and quality of services expected to be provided to the Funds by VTL; personnel and operations of VTL.  The Board reviewed the services that VTL expects to provide to the Funds.  In reviewing the nature, extent, and quality of services, the Board considered that the New Agreement will be similar to the Current Agreement. The Board noted the responsibilities that VTL has as the Funds’ investment adviser, including: day-to-day general management and investment of each Fund’s securities portfolio; daily review of the Funds’ creation and redemption baskets; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; implementing periodic rebalances and reconstitutions to track the Funds’ underlying indexes; monitoring the Funds’ securities lending program; and implementation of Board directives as they relate to the Funds. The Board reviewed VTL’s experience, resources and strengths in managing the Funds, including VTL’s personnel.

The Board also considered that the same individuals who currently manage the Funds are expected to do so as employees of VTL.  The Board also noted that the Transaction is not expected to result in any change in the structure or operations of the Funds and that OFI currently does not contemplate any immediate changes to the Funds’ key service providers, other than its distributor and CCO.  The Board also noted that, after the Transaction, VTL will continue to have the capabilities, resources and personnel necessary to provide the investment management services currently provided to each Fund.

In evaluating VTL, the Board considered the history, reputation, qualification and background of OFI, the qualifications of its personnel and OFI’s financial condition.  The Board took account of the fact that OFI has had over fifty years of experience as an investment adviser and that its assets under management rank OFI among the top mutual fund managers in the United States.  The Board considered OFI’s long-term business goals with regard to VTL and the Funds.  The Board also considered OFI’s capabilities, experience, corporate structure and capital resources, including its compliance and risk management capabilities.  The Board noted that VTL’s operation of the Funds as a subsidiary of OFI would enhance the ability of VTL to attract and retain talented investment professionals.

Based on their consideration and review of the foregoing information, the Board determined that the Funds would likely continue to benefit from the nature, quality and extent of the services provided by VTL, as well as VTL’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services provided and fees charged by VTL and other investment advisers to similar clients.  The Board considered the expense comparison data for the Funds provided at the Board Meetings.  At the Board Meetings, the Board compared both the services to be rendered and the fees to be paid pursuant to the New Agreement to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio to other investment companies considered to be in each Fund’s peer group as chosen by Lipper. The Board noted that the Funds’ contractual fees were not changing under the New Agreement, but were higher than their respective peer group averages, and discussed the reasons therefor.  The Board further noted that VTL would enter into the New Expense Limitation Agreement, which is substantially similar to the 2015 Expense Limitation Agreement, whereby VTL would reimburse expenses and/or waive fees to keep net operational expenses at current levels for two years after the Closing. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by VTL, including information about the differences in services provided to non-Fund clients.

After comparing each Fund’s fees with those of other funds in each Fund’s peer group and considering the information about fee rates charged to other accounts and clients managed by VTL, and in light of the nature, quality and extent of services expected to be provided by VTL, the Board concluded that the level of fees to be paid to VTL with respect to each Fund was fair and reasonable.

The Board also noted that OFI has agreed that it will, and will cause each of its affiliates to, conduct their business to the extent within their control to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.  The Board considered the fact that the fee waivers and expense reimbursements under the New Expense Limitation Agreement would be kept in place for a period of two years after the Closing, and that OFI did not expect to request that the Board implement the Funds’ Rule 12b-1 plans in the foreseeable future.

The cost of the services to be provided and the profits to be realized by VTL from the relationship with the Funds, the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect such economies of scale; “Fall-out” benefits. The Board discussed with the representatives from VTL the expected costs to be incurred by VTL in rendering services to the Funds, and the profitability of VTL in connection with its service as investment adviser to each Fund, including operational costs but excluding costs related to the Transaction or for marketing. The Board also considered that certain Funds were not yet of a sufficient size to be experiencing economies of scale.  The Board discussed with OFI the experience of the Oppenheimer Funds’ boards in addressing economies of scale.  The Board concluded that the expected profitability of VTL was reasonable for the Funds in relation to the performance and asset sizes of the Funds.

The Board also considered that OFI and VTL may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of VTL and OFI, such as service relationships with OFDI) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds. Rather, the Board considered that the sale of Fund shares through OFDI’s network of third-party brokers, retirement plan platforms and registered investment advisers could result in the growth of Fund assets and economies of scale.

Investment performance of the Funds. The Board considered the investment performance of the Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of VTL in reaching such objectives. The Board also considered each Fund’s investment performance compared to: (i) its corresponding revenue-weighted index that it seeks to track and (ii) the benchmark index that each Fund uses for comparison in its prospectus and shareholder reports (if different). In addition, consideration was given to tracking error data provided to the Board for the Board Meetings and throughout the year by VTL. The Board also considered each Fund’s investment performance compared to the respective Fund’s Lipper peer group, noting that performance was consistent with or exceeded Lipper peer group performance for periods of more than one year.

The Board received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the net asset value (“NAV”) of the Funds, and by how much, measured in basis points. The Board concluded that the performance of the Funds, including the tracking error, was reasonable in light of the respective investment objectives and policies of the Funds.

Conclusion.  No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the New Expense Limitation Agreement, the Board concluded that the advisory fee rates under the New Agreement and the net expense ratios under the New Expense Limitation Agreement were reasonable in relation to the services expected to be provided by VTL to each Fund, as well as the expected costs incurred and benefits gained by VTL in providing such services. The Board also found the investment advisory fees under the New Agreement to be reasonable in comparison to the fees charged by advisers to other comparable ETFs of similar size. The Board concluded that the Transaction would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services from VTL, or impose an “unfair burden” on the Funds.  The Board further concluded that, after the Transaction, VTL will continue to have the capabilities, resources, and personnel necessary to provide the investment management services currently provided to each Fund.  As a result, the Board concluded that the approval of the New Agreement between VTL and the Trust, on behalf of the each Fund, was in the best interests of each Fund.

Required Vote

To become effective with regard to a Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of a Fund’s shares.  The approval of the New Agreement by one Fund is not contingent on the approval of the New Agreement by any other Fund.  The Board as a whole, and the Independent Trustees acting separately, approved the New Agreement after consideration of all factors that the Trustees determined to be relevant to their deliberations, including those discussed above.  The Board also determined to submit the New Agreement for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval.  If the Shareholders of a Fund do not approve the Fund’s New Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into the Interim Advisory Agreement with VTL pursuant to Rule 15a-4 of the 1940 Act.

If the Shareholders of a Fund approve the New Agreement for that Fund, then it will not become effective until the Closing. If the Transaction is not completed, then the Current Agreement will remain in effect.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW AGREEMENT.

PROPOSAL 2: TO ELECT A BOARD OF TRUSTEES

(Shareholders of all Funds vote on Proposal 2 at the first Meeting)

Shareholders are being asked to elect 10 trustees (each, a “Nominee”) to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.

Nominees

The Trustees are responsible for supervising the management of the Trust and serving the needs and best interests of Shareholders.  Each of the 10 Nominees currently serves as a member of the boards of trustees for certain other funds managed by OFI. The Nominees were presented and recommended to the current Nominating Committee by OFI and the current Boards of the Oppenheimer Funds. The Nominating Committee (comprised of the Independent Trustees) has reviewed the qualifications and backgrounds of the Nominees, and met telephonically on September 18, 2015 with the Nominees who are chairs of the three standing committees of the Oppenheimer Funds’ Board and their independent counsel.  The Board concluded that the Nominees are experienced with the oversight of investment companies, and with OFI and the OFI fund complex.

If the Nominees are elected, and the Transaction is consummated, the Nominees would take office upon the Closing. At such time, it is expected that the current Trustees would tender their resignation (“Retiring Trustees”). In considering the nomination of the Nominees, the Retiring Trustees expressed a willingness to resign in light of the size of the boards of trustees of certain other funds managed by OFI, and the efficiency in maintaining a consolidated board with respect to funds managed by OFI and its affiliates. However, given the background and experience of the Retiring Trustees, the Retiring Trustees noted, and VTL agreed, that Shareholders could benefit from their continued involvement with respect to certain matters relating to the Funds. Accordingly, it is expected that the Retiring Trustees will enter into an independent paid advisory or consulting relationship with VTL effective upon the Closing, pursuant to which each of the Retiring Trustees will serve in an advisory or consulting capacity to VTL for a one-year period following the Closing. Any compensation paid to the Retiring Trustees for their advisory or consulting services will be paid by VTL.

The Board considered information provided by the Nominees and their counsel and concluded that nine of the 10 Nominees are not “interested persons,” as defined in the 1940 Act (the “Independent Nominees”).  If elected, Mr. Steinmetz would be deemed to be an “interested person” of the Trust as defined in the 1940 Act because he is affiliated with VTL by virtue of his positions as Chairman and director of OFI. Appendix C contains a description of the background of the Nominees and related information.1

If the Nominees are elected, the Trust would be governed by the New Board and would be led by an Independent Trustee. The New Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of VTL. With respect to its oversight of risk, the New Board, through its committees, would rely on reports and information received from various parties, including VTL, internal auditors, the CCO, the Funds’ outside auditors and Fund counsel.

If elected, each Nominee will hold office for an indefinite term until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, retirement or inability otherwise to serve.  The Nominees are available to serve and have consented to serve if elected.  If a Nominee should become unavailable to serve before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating Committee as Nominees.

Selection of Nominees for Trustee

The Board’s Nominating Committee recommends nominations for Board members and considers the qualifications of prospective Board members.  The Nominating Committee also periodically reviews independent Board member compensation.  The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from VTL and other principal service providers. While the Nominating Committee believes that there are no specific minimum qualifications for a nominee to possess or any specific qualities or skills that are necessary, in considering a candidate’s qualifications, under the current Nominating Committee charter, pursuant to which the Nominees were selected, the Nominating Committee may consider, among other things: (1) the character and integrity of the person; (2) whether or not the person is qualified under applicable laws and

1
For information on the Retiring Trustees, please see the Trust’s Annual Report dated June 30, 2015. Copies of the Annual Report are available at www.revenueshares.com and are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

regulations to serve as a Trustee; (3) whether or not the person has any relationships that might impair his or her service on the Board; (4) whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board; (5) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related Trust complexes (for these purposes, the Oppenheimer Funds were not considered to be a competing financial service organization); (6) whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee; (7) the contribution which the person can make to the Board and the Trust, in conjunction with the other Trustees, with consideration being given to the person's business and professional experience, education and such other factors as the Nominating Committee may consider relevant; and (8) whether the Nominating Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders. The Nominating Committee is composed of all of the current Independent Trustees. The Nominating Committee did not meet during the 12-month period ended June 30, 2015.  A copy of the current Nominating Committee charter is attached as Appendix D to this Proxy Statement.

While the Nominating Committee is solely responsible for the selection and nomination of Trustees, the Nominating Committee may consider nominees recommended by Trust shareholders.  Shareholders who wish to submit recommendations for nominations to fill a vacancy on a Board must submit their recommendations in writing to the Secretary of the Trust, c/o VTL Associates, LLC, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103-7094.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

The Nominating Committee met on September 18, 2015 and September 21, 2015 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from VTL, OFI and their affiliates and other Fund service providers, as well as such other information as the Nominating Committee deemed relevant to its considerations.  The Nominating Committee recommended the Nominees for nomination by the Independent Trustees, and at their meeting on September 21, 2015 the Independent Trustees and the full Board selected and nominated the Nominees for election by the shareholders of the Trust.

Appendix C provides a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a member of the Board. Each Independent Nominee has served on the board of one or more funds managed by OFI for the number of years listed on such Nominee’s biographical chart, during the course of which he or she has become familiar with such funds’ financial, accounting, regulatory and investment matters and has contributed to the board’s deliberations. Each Nominee’s outside professional experience is outlined in the table of biographical information in Appendix C.

Board Meetings and Trustee Compensation

The Board held four meetings during the 12-month period ended June 30, 2015.  The Trust does not hold annual meetings at which Trustees are elected.

No Independent Nominee owns, beneficially or of record, securities issued by OFI, OFDI, VTL, IMS or Foreside Fund Services, LLC (the Funds’ current distributor), or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in Appendix E shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the Oppenheimer family of investment companies as of August 31, 2015.

Each Independent Trustee and Mr. Ledva is compensated by the Trust for serving as Trustee.  Mr. Ledva is not an employee or officer of VTL, and, therefore, is entitled to receive compensation from the Trust, but is considered an “interested person” of the Trust as that term is defined in the 1940 Act because of his employment with the Kelson Group and the material business relationships that the Kelson Group and its affiliated broker-dealer, Kelson Capital LLC, have had with VTL and/or the Trust during the last two years. Mr. Lowry, an “interested person” of the Trust as that term is defined in the 1940 Act, is not compensated by the Trust for serving as Trustee.  The table in Appendix F shows the compensation that each Trustee received from the Trust during the 12-month period ended June 30, 2015 and the aggregate compensation that each Trustee received from the Fund complex during that period. Appendix F also shows the total compensation that each Nominee received from the Oppenheimer Fund complex during the 12-month period ended December 31, 2014. Each Oppenheimer Fund allocates Trustee fees pro rata based on relative assets.

Principal Officers of the Trust

Officers of the Trust are appointed by the Board and serve at the pleasure of the Board.  In connection with the Transaction, the Board appointed certain new officers of the Trust to take office upon Closing. Appendix G identifies the principal officers approved to take office upon Closing, and provides certain background and related information.

Standing Committees of the Board

Currently, the Board has two standing committees: the Audit Committee and the Nominating Committee.

Audit Committee.  The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee held two meetings during the 12-month period ended June 30, 2015.

Nominating Committee.  Information on the Nominating Committee is provided above under “Selection of Nominees for Trustee” above.

After the Closing, it is expected that the Board will have three standing committees: an Audit Committee, a Review Committee and a Governance Committee. Each of the committees will be comprised solely of Independent Trustees. Appendix H identifies the Nominees expected to serve as members of each proposed Committee.

Audit Committee.  It is expected that the Audit Committee of the New Board will have substantially similar responsibilities as the current Audit Committee.

Review Committee. The Review Committee of the New Board will be governed pursuant to a charter, which would provide for the review of the Funds’ performance and expenses as well as the oversight of several of the Trust’s principal service providers and certain of the Trust’s policies and procedures.

Governance Committee. The Governance Committee of the New Board will have substantially similar responsibilities as the current Nominating Committee.  The Governance Committee will be governed by a charter, which sets forth its duties and responsibilities including, without limitation, the review and oversight of Trust governance and the nomination of trustees, including independent trustees. The Governance Committee will adopt a process for shareholder submission of nominees for board positions, but will reserve sole discretion to determine the candidates for trustee whom it will recommend to the Board and the shareholders, and may identify candidates other than those submitted by shareholders. A copy of the proposed Governance Committee charter is attached as Appendix I to this Proxy Statement.

Independent Auditors of the Trust

Selection of Auditors.  For the Trust, the current Audit Committee and the current Board have selected the firm of BBD, LLC (“BBD”) to serve as the Trust’s independent registered public accounting firm.  Representatives of BBD are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees.  Appendix J shows the aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by BBD for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by BBD in connection with statutory and regulatory filings or engagements for those fiscal years .

Audit-Related Fees. The Trust was not billed during its last two fiscal years for assurance and related services rendered by BBD that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees.  Appendix J also shows the aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by BBD to the Trust for tax compliance, tax advice, and tax planning.  These tax-related services consisted of the review of income tax returns and annual excise distribution calculations and tax compliance services with respect to investments in foreign securities.

Aggregate Non-Audit Fees.  During the Trust’s last two fiscal years, BBD did not bill for non-audit services rendered to the Trust, VTL, IMS and any entity controlling, controlled by, or under common control with them that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to VTL, IMS, and any entity controlling, controlled by, or under common control with them that provides ongoing services to the Trust, is compatible with maintaining the independence of BBD.  The Audit Committee has determined that BBD’s provision of these services is compatible with maintaining BBD’s independence.

All Other Fees.  There were no additional fees paid by the Trust or by VTL, IMS or other service providers under common control with them during the Trust’s last two fiscal years for products and services provided by BBD, other than the services reported above.

Approval of Services.  All of the fees disclosed above and in Appendix J were approved by the Audit Committee in advance of the performance of such services.  The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services.

Required Vote

Each Nominee will be elected to the Board by the affirmative vote of a plurality of votes cast collectively by shareholders of all of the Funds of the Trust. This means that the ten individuals receiving the largest number of votes will be elected.  The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for Proposal 2.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION ABOUT VTL AND ITS AFFILIATES

VTL

VTL is located at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania. VTL began operations in 2004, and currently provides investment advisory and sub-advisory services. Vincent T. Lowry owns the majority of the voting securities of VTL, and is also Chairman and Managing Member of VTL. VTL is registered as an investment adviser with the SEC.  VTL provides services to investment companies, state and municipal government entities, and other investment advisers, with discretionary assets under management totaling approximately $1.6 billion, as of August 31, 2015.

Upon Closing, VTL would become a wholly owned subsidiary of OFI, which is indirectly majority owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The address of OFI is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008. The address of Massachusetts Mutual Life Insurance Company is 1295 State Street, Springfield, MA 01111.

The principal executive officers of VTL, and their principal occupation along with their positions with the Trust, are set forth below. The address of each principal executive officer of VTL is One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA 19103.

Name	Title(s) &Principal Occupation with VTL	Title(s) & Principal Occupation with the Trust2
Vincent T. Lowry	Chairman, Managing Member, Chief Executive Officer and Chief Compliance Officer	Chairman and Trustee; President
Michael J. Gompers	Chief Operating Officer	Treasurer

GENERAL INFORMATION

Principal Holders of Shares

To the knowledge of the Trust, as of the Record Date, the Retiring Trustees, Nominees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund.  Appendix K  lists the total shares outstanding of each Fund.  Appendix L contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of August 31, 2015.

Mr. Lowry, a Trustee and executive officer of the Trust, owns approximately 64% of the outstanding securities of VTL.  Mr. Lowry may therefore be deemed to have a substantial interest in Proposal 1 arising from his equity interests in VTL.

Other than as described above, since the beginning of the Funds’ most recently completed fiscal year, no Retiring Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of VTL or OFI. As of August 31, 2015, no Independent Nominee, or any of their immediate family members, owned beneficially or of record any class of securities of VTL,  OFI, Foreside or OFDI, or any person directly or indirectly controlling, controlled by or under common control with such entities.

Payment of Solicitation Expenses

VTL and OFI will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all solicitations.  AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The

2
If Shareholders approve Proposal 2, then, upon Closing, Mr. Lowry will no longer serve as Chairman and Trustee of the Trust. Upon Closing, Messrs. Lowry and Gompers will no longer serve as officers of the Trust.

aggregate cost of retaining such proxy solicitation firm is expected to be about $230,000 plus expenses in connection with the solicitation of proxies.  Fees and expenses may be greater depending on the effort necessary to obtain Shareholder votes.  VTL and OFI will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders .

Other Service Providers

Foreside Fund Services, LLC is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Following Closing, OFDI, located at 225 Liberty Street, New York, New York 10281-1008, will replace Foreside Fund Services, LLC as the Funds’ distributor. The Bank of New York Mellon (“BNY Mellon”) serves as Administrator, Fund Accountant, Transfer Agent and Custodian for the Funds. BNY Mellon’s principal address is One Wall Street, New York, New York 10286.

Other Business

The Trust knows of no other business to be brought before the Meetings. However, if any other matters properly come before the Meetings, it is the intention of the Board that proxies will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund’s proxy material for a particular annual or special Shareholder meeting.  However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust Secretary at One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania.  Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws.  A Shareholder proposal to be considered for inclusion in the proxy statement at any subsequent Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated June 30, 2015 to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request.  Such requests should be directed to the Trust by calling toll free at 1-888-854-8181 or by correspondence addressed to One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, PA 19103. Copies are also available at www.revenueshares.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on September 30, 2015 may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting(s). Each share or fractional share is entitled to one vote or fraction thereof.  Each Fund’s Shareholders will vote separately on the Proposals with respect to that Fund.  If you are a Shareholder of more than one Fund, you will be voting on the Proposals separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Meeting(s) will be voted at the Meeting(s) in accordance with the instructions on the proxy.  Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting(s) and voting in person.  Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting(s) in order to vote in person.  Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting(s) and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the New York Stock Exchange (“NYSE”) will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposal 1.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR Proposal 1. Under NYSE rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of Trustees (Proposal 2 at the first Meeting), if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) there is at least one other proposal for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” Proposal 1. Abstentions and broker non-votes will have no effect on Proposal 2, which requires a plurality vote.

Quorum; Adjournment

For the Trust and each Fund, forty percent (40%) of the outstanding shares entitled to vote, which are present in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at a Shareholders’ meeting.  A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by (i) Shareholders of a Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, (ii) the chairperson of the Board, pursuant to authority in the Trust’s bylaws; (iii) the president of the Trust in the absence of the chairperson of the Board, pursuant to authority in the Trust’s bylaws; or (iv) any vice president or other authorized officer of the Trust in the absence of the president, pursuant to authority in the Trust’s bylaws.  Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if the time and place are announced at the meeting, unless (i) a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than one hundred and twenty (120) days after the date of the original meeting.  In these circumstances, the Board will set a new record date and give written notice to each Shareholder of record entitled to vote at the new meeting.  At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

With respect to adjournments, the Trust will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a Shareholder meeting for the purpose of soliciting Shareholders to obtain additional proxies in an effort to secure sufficient votes to pass a Proposal. In any case where Shareholders clearly express their disagreement and disinterest in a Proposal through negative votes or abstention, and thus fail to yield sufficient votes for passage, persons named as proxies and/or the officers of the Trust will consider whether an adjournment and additional solicitation is reasonable and in the interest of Shareholders, or whether such procedures would constitute an abuse of office.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETINGS, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

Appendix A

Form of New Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made the __ day of _____, 2015, by and between RevenueShares ETF Trust (hereinafter referred to as the “Trust”), and VTL Associates, LLC (hereinafter referred to as “VTL”).

WHEREAS, the Trust is an open-end management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), and VTL is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940, as amended;

WHEREAS, [Series Name], (the "Fund"), is a series of the Trust having a separate portfolio, investment policies and investment restrictions; and

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.           General Provision.

a.           The Trust hereby employs VTL and VTL hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. VTL shall, in all matters, give to the Fund and the Trust’s Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to: (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Trust; (v) the fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund’s shareholders; and (vi) the Prospectus and Statement of Additional Information of the Trust in effect from time to time. The appropriate officers and employees of VTL shall be available upon reasonable notice for consultation with any of the trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust including the valuation of any of the Fund’s portfolio securities which are either not registered for public sale or not being traded on any securities market.

2.           Investment Management.

a.           VTL shall, subject to the direction and control by the Trust’s Board of Trustees: (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

b.              Provided that the Trust shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 7 hereof, VTL may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

c.  To the extent permitted by applicable law, VTL may, from time to time in its sole discretion, appoint one or more sub-advisers, including, without limitation, affiliates of VTL, to perform investment advisory services with respect to the Fund and may, in its sole discretion, terminate any or all such sub-advisers at any time to the extent permitted by applicable law.

d.  Provided that nothing herein shall be deemed to protect VTL from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, VTL shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

e.  Nothing in this Agreement shall prevent VTL or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict VTL or any of its directors, officers, stockholders or employees from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by VTL of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

3.           Other Duties of VTL.

VTL shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including (i) the compilation and maintenance of such records with respect to its operations as may reasonably be required; (ii) the preparation and filing of such reports with respect thereto as shall be required by the Commission; (iii) the composition of periodic reports with respect to its operations for shareholders of the Fund; (iv) the composition of proxy materials for meetings of the Fund’s shareholders, and (v) the composition of such registration statements as may be required by Federal securities laws for continuous public sale of shares of the Fund. VTL shall, at its own cost and expense, also provide the Trust with adequate office space, facilities and equipment.

4.           Allocation of Expenses.

All other costs and expenses not expressly assumed by VTL under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Trust, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its trustees other than those associated or affiliated with VTL; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration for public sale under federal securities laws or the laws of any state, the District of Columbia, territory, commonwealth or possession of the United States, or any foreign country; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any obligation which the Trust may have on behalf of the Fund to indemnify its officers and trustees with respect thereto. Any officers or employees of VTL or any entity controlling, controlled by or under common control with VTL, who may also serve as officers, trustees or employees of the Trust shall not receive any compensation from the Trust for their services. The expenses with respect to any two or more series of the Trust shall be allocated in proportion to the net assets of the respective series except where allocations of direct expenses can be made.

5.           Compensation of VTL.

The Trust agrees to pay VTL on behalf of the Fund and VTL agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a management fee payable monthly and calculated on the daily net assets of the Fund at an annual rate as noted below:

FUND:	COMPENSATION:
RevenueShares Large Cap Fund	0.45%
RevenueShares Mid Cap Fund	0.50%
RevenueShares Small Cap Fund	0.50%
RevenueShares Consumer Discretionary Sector Fund	0.45%
RevenueShares Consumer Staples Sector Fund	0.45%

RevenueShares Energy Sector Fund	0.45%
RevenueShares Financials Sector Fund	0.45%
RevenueShares Health Care Sector Fund	0.45%
RevenueShares Industrials Sector Fund	0.45%
RevenueShares Information Technology Sector Fund	0.45%
RevenueShares Materials Sector Fund	0.45%
RevenueShares Utilities Sector Fund	0.45%
RevenueShares ADR Fund	0.60%
RevenueShares Navellier Overall A 100 Fund	0.60%
RevenueShares Ultra Dividend Fund	0.45%
RevenueShares Emerging Market Fund	0.60%
RevenueShares Global Growth Fund	0.70%

6.           Use of Name “Oppenheimer.”

VTL hereby grants to the Trust a royalty-free, non-exclusive license to use the name “Oppenheimer” in the name of the Trust and the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by VTL, in which event the Trust shall promptly take whatever action may be necessary to change its name and the name of the Fund and discontinue any further use of the name “Oppenheimer” in the name of the Trust or the Fund or otherwise. The name “Oppenheimer” may be used or licensed by VTL in connection with any of its activities, or licensed by VTL to any other party.

7.           Portfolio Transactions and Brokerage.

a.           VTL is authorized, in arranging the Fund’s portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including “affiliated” broker-dealers (as that term is defined in the Investment Company Act) (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the “best execution” (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 7, the benefit of such investment information or research as will be of significant assistance to the performance by VTL of its investment management functions.

b.           VTL shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by VTL on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

c.           VTL shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund’s portfolio transactions to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which VTL or its affiliates exercise “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Trust to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if VTL determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of VTL and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, VTL will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, VTL shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Trust over a representative period selected by the Trust’s trustees were reasonable in relation to the benefits to the Fund.

d.              VTL shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of the Board of Trustees of the Trust and the provisions of this paragraph 7.

e.           The Trust recognizes that an affiliated broker-dealer: (i) may act as one of the Fund’s regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Trust; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

8.           Duration.

This Agreement will take effect on the date first set forth above.  Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust’s Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Trust’s Board of Trustees.

9.           Termination.

This Agreement may be terminated: (i) by VTL at any time without penalty upon giving the Trust sixty days’ written notice (which notice may be waived by the Trust); or (ii) by the Trust at any time without penalty upon sixty days’ written notice to VTL (which notice may be waived by VTL) provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of the trustees of the Trust then in office or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

10.           Assignment or Amendment.

This Agreement may not be amended without the affirmative vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purposes of voting on such approval and, where required by the Investment Company Act, by a vote or written consent of a “majority” of the outstanding voting securities of the Trust, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the Investment Company Act.

11.           Disclaimer of Trustee or Shareholder Liability.

VTL understands and agrees that the obligations of the Trust under this Agreement are not binding upon any Trustee or shareholder of the Trust or Fund personally, but bind only the Trust and the Trust’s property. VTL represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming Trustee or shareholder liability for acts or obligations of the Trust.

12.           Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

Revenueshares ETF Trust, for [Series name]

By:           ___________________
[name]
[title]

VTL Associates, LLC

By:           ___________________
[name]
[title]

Appendix B

Amount of Investment Management Fees Paid to VTL by Each Fund That Had Commenced Investment Operations in Prior Fiscal Year

Fund Name	Advisory Fees paid per Fund for fiscal year-ended June 30, 20151
RevenueShares Large Cap Fund	$969,366
RevenueShares Mid Cap Fund	$815,644
RevenueShares Small Cap Fund	$1,200,812
RevenueShares Financials Sector Fund	$57,937
RevenueShares ADR Fund	$18,302
RevenueShares Navellier Overall A-100 Fund	$0
RevenueShares Ultra Dividend Fund	$103,141
RevenueShares Global Growth Fund2	$0

1	All fees are shown net of any applicable waivers and reimbursements.

2	The RevenueShares Global Growth Fund commenced operations on February 2, 2015

B-1

Appendix C

Nominees

The Nominees, along with their principal occupations over the past five years and their affiliations, if any, with OFI are listed below. The address of each Nominee is 225 Liberty Street, New York, New York 10281. If elected, each Nominee would hold office for an indefinite term.

Independent Trustee Nominees

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee
Sam Freedman 1940	Chairman of the Board	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with OFI and with subsidiary or affiliated companies of OFI (until October 1994).	55
Jon S. Fossel 1942	Trustee
Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OFI; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of OFI), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995).

			55

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee
Richard F. Grabish 1948	Trustee	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007).	55
Beverly L. Hamilton 1946	Trustee
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000);
			55

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee

Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003).

Victoria J. Herget 1951	Trustee
Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005).

			55
Robert J. Malone 1944	Trustee	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational	55

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee

organization); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization.

F. William Marshall, Jr. 1942	Trustee	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011);	591

1
Includes four open-end investment companies: MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II. In accordance with the instructions for SEC Schedule 14A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “Fund Complex.” OFI does not consider MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee

Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999).

Karen L. Stuckey 1953	Trustee	Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women's Investment Management Forum (professional organization) since inception.	55
James D. Vaughn 1945	Trustee
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.
			55

Interested Trustee Nominee

Name and Year of Birth	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years; Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Nominee
Arthur P. Steinmetz2 1958	Trustee, President and Principal and Executive Officer
Chairman of OFI (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OFI (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OFI’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OFI (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OFI (April 2009-October 2010); Executive Vice President of OFI (October 2009-December 2012); Director of Fixed Income of OFI (January 2009-April 2009); and a Senior Vice President of OFI (March 1993-September 2009).
109

2
If elected, Mr. Steinmetz would be considered an “interested person” of the Trust as defined in the 1940 Act because, upon Closing, he would be affiliated with VTL by virtue of his positions as Chairman and director of OFI.

Appendix D

Nominating Committee Charter

NOMINATING COMMITTEE CHARTER AND PROCEDURES

RevenueShares ETF Trust (the "Trust")

Organization

The Nominating Committee (the "Committee") of the Trust shall be composed solely of Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees").  The Board of Trustees of the Trust (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Trustees of the Trust as Independent Trustees.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;
•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;
•	whether or not the person has any relationships that might impair his or her service on the Board;
•	whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related Trust complexes;
•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;
•
the contribution which the person can make to the Board and the Trustee, in conjunction with the other Trustees, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders.

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders.  The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o RevenueShares ETF Trust, One Commerce Square, 2005 Market Street, Suite 2020, Philadelphia, Pennsylvania 19103.  A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

D-1

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  June 21, 2007

D-2

Appendix E

Fund Share Beneficial Ownership by Nominees

Listed in the table below for each Nominee is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Nominee that are in the Oppenheimer family of investment companies, as of August 31, 2015.

Name of Nominee	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee In Family of Investment Companies
Independent Trustee Nominees
Sam Freedman	None	None	Over $100,000
Jon S. Fossel	None	None	Over $100,000
Richard F. Grabish	None	None	Over $100,000
Beverly L. Hamilton	None	None	Over $100,000
Victoria J. Herget	None	None	Over $100,000
Robert J. Malone	None	None	Over $100,000
F. William Marshall, Jr.	None	None	Over $100,000
Karen L. Stuckey	None	None	Over $100,000
James D. Vaughn	None	None	Over $100,000

Interested Trustee Nominee
Arthur P. Steinmetz	None	None	Over $100,000

E-1

Appendix F

Trustee Compensation

The following table sets forth certain information with respect to the compensation of each current Trustee for the fiscal year ended June 30, 2015:

Name of Trustee, Position	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Trust and Fund Complex1 Paid to Trustees
Independent Trustees
James C. McAuliffe, Trustee	$10,000	None	$10,000
Christian W. Myers, III, Trustee	$10,000	None	$10,000
John J. Kolodziej, Trustee	$12,500	None	$12,500
John A. Reilly, Trustee	$10,000	None	$10,000
Interested Trustees
Vincent T. Lowry, Chairman and Trustee	None	None	None
Daniel J. Ledva, Trustee	$10,000	None	$10,000

The following table sets forth certain information with respect to the total compensation received from the Oppenheimer fund complex by each nominee for Independent Trustee for the calendar year ended December 31, 2014.  Mr. Steinmetz, as an “interested person” of the Oppenheimer Funds as defined in the 1940 Act, does not receive a salary or fee from the Oppenheimer Funds.

Name of Nominee, Position	Total Compensation From the Oppenheimer Fund Complex Paid to Trustees
Independent Trustee Nominees
Sam Freedman	$336,000
Jon S. Fossel	$224,000
Richard F. Grabish	$241,500
Beverly L. Hamilton	$257,600
Victoria J. Herget	$224,000
Robert J. Malone	$224,000
F. William Marshall, Jr.	$449,2562
Karen L. Stuckey	$224,000
James D. Vaughn	$224,000

1  The “Fund Complex” consists of the Trust, which is made up of 17 funds, only eight of which are operating.

2  Includes $180,456 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

F-1

Appendix G

Principal Officers of the Trust Upon Closing

The principal officers of the Trust upon Closing, along with their principal occupations over the past five years are listed below. The address of each officer is 225 Liberty Street, New York, New York 10281. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Name and Year of Birth	Position(s) Held with Trust1	Principal Occupation(s) During Past 5 Years
Arthur Steinmetz 1958	President and Principal Executive Officer; Trustee
Chairman of OFI (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OFI (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OFI’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OFI (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OFI (April 2009-October 2010); Executive Vice President of OFI (October 2009-December 2012); Director of Fixed Income of OFI (January 2009-April 2009); and a Senior Vice President of OFI (March 1993-September 2009).

Vincent T. Lowry2 1951	Vice President	Chief Executive Officer and Chief Investment Officer, VTL (since 2004); Managing Director, Smith Barney, Inc. (1984 – 2004)
Michael J. Gompers 1981	Vice President	Chief Operating Officer, VTL, (since 2007); Chief Executive Officer and Chief Compliance Officer, IMS (2009-2015); Analyst, VTL (2005 - 2007); Accountant, Gompers & Associates, PLLC (2005).
Justin V. Lowry2 1987	Vice President	Portfolio Manager, IMS (since 2009).
Sean P. Reichert 1987	Vice President	Portfolio Manager, IMS (since 2009).
Mary Ann Picciotto 1973	Chief Compliance Officer and Chief Anti-Money Laundering Officer
Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OFI, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc.,

1    Position(s) held with the Trust are the positions to be held following Closing.

2    Vincent T. Lowry is the father of Justin V. Lowry.

Name and Year of Birth	Position(s) Held with Trust1	Principal Occupation(s) During Past 5 Years

Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Jennifer Sexton 1969	Vice President and Chief Business Officer
Senior Vice President of OFDI (since June 2014); Vice President of OFDI (April 2006-June 2014); Vice President of OFI (January 1998-March 2006); Assistant Vice President of OFI (October 1991-December 1998).

Brian W. Wixted 1959	Treasurer and Principal Financial and Accounting Officer
Senior Vice President of OFI Global Asset Management, Inc. (since January 2013); Treasurer of OFI, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by OFI) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).

Julie Burley 1981	Assistant Treasurer
Vice President of OFI Global Asset Management, Inc. (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013).Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).

Jan Miller 1963	Assistant Treasurer
Vice President of OFI Global Asset Management, Inc. (since January 2014); Assistant Vice President of OFI Global Asset Management, Inc.  (January 2013-January 2014); Assistant Vice President of OFI (2005-December 2012); Assistant Vice President in OFI’s Fund Accounting department (November 2004 to March 2006).

Matthew O’Donnell 1967	Assistant Treasurer	Vice President of OFI Global Asset Management, Inc. (since January 2013); Vice President of OFI (January 2008-December 2012); Accounting Policy Director of OFI (May 2007- March 2012).
Arthur S. Gabinet 1958	Secretary and Chief Legal Officer
Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc. (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of OFI; General Counsel of the Distributor (since January 2011); General

Name and Year of Birth	Position(s) Held with Trust1	Principal Occupation(s) During Past 5 Years

Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of OFI (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).

Lisa I. Bloomberg 1968	Assistant Secretary
Senior Vice President and Senior Managing Counsel of OFI Global Asset Management, Inc. (since March 2015); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (January 2015-March 2015); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of OFI; Vice President (May 2004-January 2010) and Associate Counsel of OFI (May 2004-May 2008).

Randy G. Legg 1965	Assistant Secretary
Vice President and Senior Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of OFI; Associate Counsel (January 2007-March 2011) of OFI.

Taylor V. Edwards 1967	Assistant Secretary
Vice President and Senior Counsel of OFI Global Asset Management, Inc. (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of OFI; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of OFI.

Amee Kantesaria 1980	Assistant Secretary
Vice President and Associate Counsel of OFI Global Asset Management, Inc. (since January 2014); Vice President and Assistant Counsel of OFI Global Asset Management, Inc. (January 2013-January 2014); Vice President (May 2009-December 2012) and Assistant Counsel (December 2006-December 2012) of OFI; Assistant Vice President (December 2006-May 2009) of OFI; Assistant Secretary (since January 2011) of OFI and Oppenheimer Acquisition Corp.

Name and Year of Birth	Position(s) Held with Trust1	Principal Occupation(s) During Past 5 Years
Gloria J. LaFond 1945	Blue Sky Officer	Assistant Vice President of OFI Global Asset Management, Inc. (since January 2013); Assistant Vice President (January 2006-December 2012) of OFI.

Appendix H

Nominees Proposed to Serve on Each Committee
Audit Committee
F. William Marshall, Jr. (Chairman)
Jon S. Fossel
Karen L. Stuckey
James D. Vaughn

Review Committee
Richard F. Grabish (Chairman)
Beverly L. Hamilton
Victoria J. Herget
Robert J. Malone

Governance Committee
Beverly L. Hamilton (Chairman)
Richard F. Grabish
Victoria J. Herget
Robert J. Malone
F. William Marshall, Jr.
Karen L. Stuckey
James D. Vaughn

H-1

Appendix I

Proposed Governance Committee Charter

Oppenheimer Denver Board Funds
Governance Committee Charter
As of July 24, 2014

A.	Its Role

The Governance Committee shall be one of the standing committees of the Oppenheimer Denver Board Funds (the "Funds").

B.	Membership and Procedure

1.           The Committee shall have no fewer than three members.  If any members of the Committee are not Trustees of a particular Fund, then the remaining members of the Committee will constitute the Committee for that Fund (even if that leaves fewer than three members of the Committee for that Fund).  If the Chair of the Committee is not a Trustee of a particular Fund, the Board will elect a Chair for the Committee for that Fund, upon recommendation by the Chair.

2.           The Governance Committee Chair and all Committee members shall be appointed by the Board, upon recommendation by the Chair of the Board. The Chair and all members shall serve, at the discretion of the Board, until the earlier of the conclusion of their term (as applicable) or their resignation, death, retirement or removal.  The Governance Committee Chair shall serve for such term(s) specified in the Governance Guidelines.

3.           Governance Committee vacancies shall be filled by the Board, upon recommendation by the Chair.

4.            Except as expressly provided in this charter, the applicable Fund's declaration of trust or articles of incorporation, or its by-laws, or the Funds' governance guidelines, the Governance Committee shall determine its own rules of procedure.

5.           All Committee members must be independent, which shall mean persons who are not interested persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940), and will have not been affiliated with the Fund, its investment adviser, distributor or transfer agent for at least 5 years.

C.  Duties and Responsibilities

In carrying out its responsibilities to the Funds, the Governance Committee shall:

1.           Review the Governance Committee Charter annually, or more frequently as necessary or appropriate, and recommend to the Board any changes the Committee deems appropriate.

2.           Review the Funds' Governance Guidelines annually, or more frequently as necessary or appropriate, and recommend to the Board any changes the Committee deems appropriate.

3.           Consider and make recommendations to the Board regarding adoption of general fund governance policies and practices, including consideration of legal requirements and an annual review of “best practices” recommended or adopted by investment company trade associations or other professional organizations.

4.           Screen and consider potential Board candidates pursuant to the “Oppenheimer Denver Board Funds’ Governance Committee Provisions with Respect to Nominations of Trustees” (attached in Appendix A).

5.           Annually review all elements of Board member compensation and recommend appropriate changes for Board approval.

6.           Have the authority and resources to engage any special counsel and other experts at the expense of any one or more of the Funds, as the Committee deems appropriate.

7.           Review any potential conflicts of interest that may arise and are not already reviewed by another Committee.

8.           Oversee the preparation of a survey and any other relevant materials necessary or desirable for the annual performance review of the Board in accordance with the Funds' Governance Guidelines.  The Committee shall carry out the evaluation process, in consultation with the Board Chair, and focus on and any follow-up action deemed appropriate by the Board.

9.           Annually review the relationships of each Board member with the Fund, its investment adviser, any subadviser and its principal underwriter and report to the Board regarding Board members’ independence.

10.           Annually review appropriate information regarding Board member compliance with the Fund’s retirement policy, Board member participation in educational programs, and Board member investments in New York Board and Denver Board Funds.

APPENDIX A

Oppenheimer Denver Board Funds’ Governance Committee Provisions with Respect to Nominations of Trustees

1.           The Committee will evaluate potential Board candidates to assess their qualifications.  The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort.  The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations.  The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.           The Committee shall screen candidates for Board membership.  The Committee has not established specific qualifications that it believes must be met by a trustee nominee.  In evaluating trustee nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Governance Committee also considers whether the candidate’s background, skills, and experience will complement the background, skills, and experience of other Board members, both professionally and personally, and will contribute to the Board’s effectiveness, recognizing that bringing together a diverse group of individuals fosters different insights, new perspectives, and good decision-making.  There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.           The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board.  The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders.  Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.           Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.           Before the Committee decides to nominate an individual as a trustee, Committee members and other Trustees customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Appendix J

Auditor Information
The following table shows:

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by BBD for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by BBD in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by BBD for tax compliance, tax advice and tax planning.

Fiscal Year	Audit Fees	Tax Fees
June 30, 2015	$104,900	$16,000
June 30, 2014	$88,400	$14,000

J-1

Appendix K

Total Shares Outstanding of Each Fund

As of September 30, 2015, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
RevenueShares Large Cap Fund	8,501,400
RevenueShares Mid Cap Fund	4,951,400
RevenueShares Small Cap Fund	6,501,400
RevenueShares Financials Sector Fund	600,000
RevenueShares ADR Fund	750,000
RevenueShares Navellier Overall A-100 Fund	150,000
RevenueShares Ultra Dividend Fund	2,250,000
RevenueShares Global Growth Fund	50,000

K-1

Appendix L

Principal Holders of the Funds

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of August 31, 2015, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
RevenueShares Large Cap Fund	First Clearing LLC 2801 Market St. St. Louis, MO 63103	1,409,744	16.58%
	Morgan Stanley Smith Barney 1300 Thams St., 6th Floor Baltimore, MD 21231	1,325,715	15.59%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	1,220,136	14.35%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	757,595	8.91%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	639,789	7.53%
	TD Ameritrade Clearing 1005 N. Ameritrade Place Bellevue, NE 68005	458,798	5.40%
RevenueShares Mid Cap Fund	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	1,190,330	24.04%
	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	1,189,752	24.03%

	First Clearing LLC 2801 Market St. St. Louis, MO 63103	793,302	16.02%
	UBS Financial Services Inc. 1000 Harbor Blvd. Weehawken, NJ 07086	331,931	6.70%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	276,128	5.58%
RevenueShares Small Cap Fund	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	1,352,108	20.80%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	974,981	15.00%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	661,527	10.18%
	First Clearing LLC 2801 Market St. St. Louis, MO 63103	591,699	9.10%
	TD Ameritrade Clearing 1005 N. Ameritrade Place Bellevue, NE 68005	528,574	8.13%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	446,984	6.88%
	UBS Financial Services Inc 1000 Harbor Blvd. Weehawken, NJ 07086	378,680	5.82%
RevenueShares Financials Sector Fund	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	81,341	13.56%
	UBS Financial Services Inc 1000 Harbor Blvd. Weehawken, NJ 08854	75,248	12.54%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	72,411	12.07%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	69,579	11.60%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	40,876	6.81%
	Citadel 601 Lexington Ave New York, NY 10022	38,755	6.46%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	32,129	5.35%
RevenueShares ADR Fund	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	354,043	47.21%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	69,188	9.23%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	63,595	8.48%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	57,984	7.73%
	First Clearing LLC 2801 Market St. St. Louis, MO 63103	39,073	5.21%
RevenueShares Navellier Overall A-100 Fund	Merrill Lynch, Pierce Fenner Smith 4804 Deer Lake Dr. Jacksonville, FL 32246	20,451	13.63%
	First Clearing LLC 2801 Market St. St. Louis, MO 63103	17,531	11.69%
	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	16,096	10.73%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	15,788	10.53%
	Vanguard 14321 N. Northsight Boulevard Scottsdale, AZ	14,410	9.61%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	10,773	7.18%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9,417	6.28%
	TD Ameritrade Clearing 1005 N. Ameritrade Place Bellevue, NE 68005	9,326	6.22%
RevenueShares Ultra Dividend Fund	Morgan Stanley Smith Barney 1300 Thams St, 6th Floor Baltimore, MD 21231	950,957	42.26%
	Merrill Lynch, Pierce Fenner Smith 4804 Deer Lake Dr. Jacksonville, FL 32246	340,669	15.14%
	American Enterprise Investment 901 3rd Ave South Minneapolis, MN 55474	154,195	6.85%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	142,992	6.36%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	134,412	5.97%
RevenueShares Global Growth Fund	Deutsche Bank 5022 Gate Parkway, Suite 100 Jacksonville, Fl 32256	23,000	46.00%
	Cantor Fitzgerald 51 Mercedes Way Edgewood, NY 11717	15,023	30.05%
	Merrill Lynch Professional Clearing Corp. 4804 Deer Lake Dr. Jacksonville, FL 32246	5,563	11.13%
	Charles Schwab 2423 E Lincoln Dr. Phoenix, AZ 85016	3,189	6.38%

[FUND]
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided

SHAREHOLDER NAME AND ADDRESS HERE		2. ONLINE at proxyonline.com using your proxy voting number found below

		3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

		4. LIVE with a live operator when you call toll-free (866) 387-9392 Monday through Friday 9 a.m. to 10 p.m. Eastern time

	CONTROL NUMBER	12345678910

PROXY IN CONNECTION WITH THE MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 13, 2015

The undersigned, revoking prior proxies, hereby appoints Vincent T. Lowry, Michael J. Gompers and Justin V. Lowry, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Meeting of Shareholders of [FUND] (the “Fund”) to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on Friday, November 13, 2015 at 2:00 p.m. Eastern time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/RevenueShares.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

[FUND]

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.	_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
Please sign exactly as your name(s) appear(s) on the proxy card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________________ SIGNATURE (IF FHELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:
1.	Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of [FUND], and VTL Associates, LLC (“VTL”), the current investment adviser to the Fund	O	O	O

			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
PROPOSAL:
2.	To elect a board of trustees for the Trust		O	O	O
	(1) Sam Freedman	(6) Robert J. Malone
	(2) Jon S. Fossel	(7) F. William Marshall, Jr.
	(3) Richard F. Grabish	(8) Karen L. Stuckey
	(4) Beverly L. Hamilton	(9) James D. Vaughn
	(5) Victoria J. Herget	(10) Arthur P. Steinmetz
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

REVENUESHARES FINANCIALS SECTOR FUND
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided

SHAREHOLDER NAME AND ADDRESS HERE		2. ONLINE at proxyonline.com using your proxy voting number found below

		3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

		4. LIVE with a live operator when you call toll-free (866) 387-9392 Monday through Friday 9 a.m. to 10 p.m. Eastern time

	CONTROL NUMBER	12345678910

PROXY IN CONNECTION WITH THE MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 13, 2015

The undersigned, revoking prior proxies, hereby appoints Vincent T. Lowry, Michael J. Gompers and Justin V. Lowry, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Meeting of Shareholders of RevenueShares Financials Sector Fund (the “Fund”) to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on Friday, November 13, 2015 at 2:00 p.m. Eastern time, or at any adjournment thereof, upon Proposal 2 described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/RevenueShares.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

REVENUESHARES FINANCIALS SECTOR FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.	_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
Please sign exactly as your name(s) appear(s) on the proxy card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________________ SIGNATURE (IF FHELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
PROPOSAL:
2.	To elect a board of trustees for the Trust		O	O	O
	(1) Sam Freedman	(6) Robert J. Malone
	(2) Jon S. Fossel	(7) F. William Marshall, Jr.
	(3) Richard F. Grabish	(8) Karen L. Stuckey
	(4) Beverly L. Hamilton	(9) James D. Vaughn
	(5) Victoria J. Herget	(10) Arthur P. Steinmetz
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

REVENUESHARES FINANCIALS SECTOR FUND
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

	PROXY VOTING OPTIONS
		1. MAIL your signed and voted proxy back in the postage paid envelope provided

SHAREHOLDER NAME AND ADDRESS HERE		2. ONLINE at proxyonline.com using your proxy voting number found below

		3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line

		4. LIVE with a live operator when you call toll-free (866) 387-9392 Monday through Friday 9 a.m. to 10 p.m. Eastern time

	CONTROL NUMBER	12345678910

PROXY IN CONNECTION WITH THE MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 13, 2015

The undersigned, revoking prior proxies, hereby appoints Vincent T. Lowry, Michael J. Gompers and Justin V. Lowry, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Meeting of Shareholders of RevenueShares Financials Sector Fund (the “Fund”) to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 on Friday, November 13, 2015 at 2:30 p.m. Eastern time, or at any adjournment thereof, upon Proposal 1 described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

 PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2015. The Proxy Statement is also available at www.proxyonline.com/docs/RevenueShares.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#

REVENUESHARES FINANCIALS SECTOR FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.	_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE
Please sign exactly as your name(s) appear(s) on the proxy card. One or more joint owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________________ SIGNATURE (IF FHELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:
1.
Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of RevenueShares Financials Sector Fund, and VTL Associates, LLC (“VTL”), the current investment adviser to the Fund

		O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]#